SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             FORM 8-K/A


           Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                        JANUARY 11, 1999


                    IMAGE ENTERTAINMENT, INC.
     (Exact name of registrant as specified in its charter)


     CALIFORNIA            000-11071             84-0685613
  (State or Other       (Commission File        (IRS Employer
  Jurisdiction of           Number)          Identification No.)
   Incorporation)


  9333 OSO AVENUE, CHATSWORTH, CALIFORNIA           91311
 (Address of principal executive offices)        (Zip Code)


 Registrant's telephone number, including area code:
                (818)407-9100


                        NOT APPLICABLE.
 (Former name or former address, if changed since last report.)

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                    IMAGE ENTERTAINMENT, INC.
                         AMENDMENT NO. 1

          The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed with the Commission on January 22, 1999 (the "Current Report") as set forth herein relating to the acquisition of certain assets and liabilities of the digital video disc and laserdisc retail sales business (the "Acquired Business") of Ken Crane's Magnavox City, Inc.:

          The Current Report is hereby amended by deleting Item 7 thereof and replacing it in its entirety with the following:


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.
          Financial Statements for the Acquired Business required by this item are incorporated herein by reference to
          Exhibit 99.2.

     (b)  Pro forma financial information.
          Pro forma consolidated financial statements for Image
          Entertainment, Inc. and the Acquired Business required by this item are incorporated herein by reference to
          Exhibit 99.3

     (c)  Exhibits.

Exhibit   Description
Number

2.1 Asset Purchase Agreement dated as of August 20, 1998 by and between Image Newco, Inc. and Ken Crane's Magnavox City, Inc. Filed as Exhibit 2.1 of Image's Registration Statement on Form S-2 (Registration No. 333-65611) and incorporated herein by this reference.

2.2 First Amendment to Asset Purchase Agreement dated as of October 3, 1998 by and between Image Newco, Inc. and Ken Crane's Magnavox City, Inc. Filed as Exhibit 2.2 of Image's Registration Statement on Form S-2 (Registration No. 333-65611) and incorporated herein by this reference.

23        Consent Letter of KPMG LLP, Independent Certified
          Public Accountants.

99.1 Press release issued January 12, 1999. Filed on January 22, 1999 as part of the initial filing of this Current Report on Form 8-K.

99.2 Audited financial statements of the Acquired Business for the fiscal year ended July 31, 1998 and the independent auditors' report of KPMG LLP with respect thereto.

99.3      Pro Forma consolidated financial statements for Image
          Entertainment, Inc. and the Acquired Business.

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          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IMAGE ENTERTAINMENT, INC.

                             By: /S/ Jeff M. Framer
                                 --------------------------------
                                 Jeff M. Framer
                                 Chief Financial Officer

Date:  March 23, 1999
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                             Exhibit Index

Exhibit   Description
Number

2.1 Asset Purchase Agreement dated as of August 20, 1998 by and between Image Newco, Inc. and Ken Crane's Magnavox City, Inc. Filed as Exhibit 2.1 of Image's Registration Statement on Form S-2 (Registration No. 333-65611) and incorporated herein by this reference.

2.2 First Amendment to Asset Purchase Agreement dated as of October 3, 1998 by and between Image Newco, Inc. and Ken Crane's Magnavox City, Inc. Filed as Exhibit 2.2 of Image's Registration Statement on Form S-2 (Registration No. 333-65611) and incorporated herein by this reference.

23        Consent Letter of KPMG LLP, Independent Certified Public
          Accountants.

99.1 Press release issued January 12, 1999. Filed on January 22, 1999 as part of the initial filing of this Current Report on Form 8-K.

99.2 Audited financial statements of the Acquired Business for the fiscal year ended July 31, 1998 and the independent auditors' report of KPMG LLP with respect thereto.

99.3      Pro Forma consolidated financial statements for Image
          Entertainment, Inc. and the Acquired Business.

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